Exhibit 99.1

Investor Presentation Fi r s t Q u ar t e r 2 01 9 8

FO R W A R D L O O K I N G S TA TE M E N TS A N D U S E O F N O N - GA A P F I N A N C I A L I N F O R M A T I O N This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s anticipated growth strategies, including its decision to prioritize customer segments within the direct-to-consumer business; risks resulting from the management transition, including but not limited to, loss of institutional knowledge and expertise; the company’s ability to execute on its multi-product, multi-channel growth strategy; the company’s ability to achieve the benefits associated with, and mitigate the risks resulting from, the company’s workforce reductions and transfer of production volume from its Arlington, Texas fulfillment center; its expectations regarding competition and its ability to effectively compete; its ability to expand its product offerings, strategic partnerships and distribution channels; its ability to cost-effectively attract new customers, retain existing customers and increase the number of customers it serves; its amount of indebtedness and ability to fulfill its debt-related obligations; its ability to comply with the covenants in its revolving credit facility; seasonal trends in customer behavior; its expectations regarding, and the stability of, its supply chain; the size and growth of the markets for its product offerings and its ability to serve those markets; federal and state legal and regulatory developments; other anticipated trends and challenges in its business; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 25, 2019, the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 to be filed with the SEC, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also includes non-GAAP financial measures, including adjusted EBITDA and free cash flow, that are not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of these measures to the most directly comparable GAAP measures is included the Appendix to this presentation. Certain data in this presentation was obtained from various external sources, and neither Blue Apron nor its affiliates, advisors, or representatives make any representation as to the accuracy or completeness of that data or any commitment to update such data after the date of this presentation. Such data involve risks and uncertainties and are subject to change based on various factors.

Leader in brand awareness in our category1 Over 500 original recipes and 35 Delivery to over 99% of the U.S. population through three FDA-regulated fulfillment centers wines created in 2018 $668M FY 2018 Net Revenue 1 Category defined as certain companies specified by Blue Apron that deliver fresh, pre-portioned ingredients and recipes operating in the United States. Unaided brand awareness based on respondent’s answer when asked, “When you think about meal kit delivery services, what brand first comes to mind? Please think about companies that deliver fresh, pre-portioned ingredients and step-by-step recipes so you can prepare meals at home” and “Do any other meal kit delivery services come to mind? Please enter up to three additional brands." Aided brand awareness based on respondent’s answer when asked, “Including any brands that you may have just mentioned, which of the following meal kit delivery services are you aware of: Blue Apron, HelloFresh, Plated, Sun Basket, Home Chef, Green Chef? Respondents were limited to personas satisfying target audience criteria that Blue Apron believes are indicative of customers who are most likely to be interested in fresh, pre-portioned ingredients and recipes. SOURCE: Brand Awareness Survey conducted by Qualtrics that was commissioned by Blue Apron in December 2018 3 We help households nationwide experience the joy of culinary experiecnces at home through our meal, wine and marketplace offerings

Our Brand

WH O WE A R E Unlocking The BEST MOMENTS Of The Day G Connected to Trusted OUR BRAND Culinary Discovery the Source Authority OIDER “Help me feel challenged and “Help me make cooking a part “Help remove the fulfill my passion for cooking” of my busy and hectic life” burden of cooking” ustomer segmentation research conducted by IDEO that was commissioned by Blue Apron, February 2017 5 PO 1 Based on c BRAND SITIONIN DNA OUR 1 ASPIRER CUSTOMERS ENTHUSIAST AV

UNIQUELY POSITIONED

Brand Awareness


85%
61%
Unaided Brand Awareness[1]
Aided Brand Awareness[2]

Brand DNA

Culinary

Discovery

Connected to the Source

Trusted Authority

CHEF BACKGROUND, BA AWARDS & COLLABORATIONS

[1]Unaided brand awareness based on respondent's answer when asked, "When you think about meal kit delivery services, what brand first comes to mind? Please think about companies that deliver fresh, pre-portioned ingredients and step-by-step recipes so you can prepare meals at home" and "Do any other meal kit delivery services come to mind? Please enter up to three additional brands."
[2]Aided brand awareness based on respondent's answer when asked, "Including any brands that you may have just mentioned, which of the following meal kit delivery services are you aware of: Blue Apron, HelloFresh, Plated, Sun Basket, Home Chef, Green Chef? Respondents were limited to personas satisfying target audience criteria that Blue Apron believes are indicative of customers who are most likely to be interested in fresh, pre-portioned ingredients and recipes.
SOURCE: Brand Awareness Survey conducted by Qualtrics that was commissioned by Blue Apron in December 2018

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REACHING AND ENGAGING CUSTOMERS ACROSS A BROAD RANGE OF DEMOGRAPHICS

Age

The largest portion of customers are in the 25-34 and 35-44 age ranges


3%
23%
23%
20%
19%
12%
18-24
25-34
35-44
45-54
55-64
65+

Based on email survey of Blue Apron account holders conducted in December 2018 with 6,166 respondents.

Geography

Our customers come from all over the U.S.


33%
28%
22%
18%
South
West
Northeast
Midwest

Based on customers as of December 31, 2018.

Children

Almost 30% of customers are cooking for children under 18


29%
71%
Cooking for kids (under 18)
Not cooking for kids

Based on email survey of Blue Apron account holders conducted in December 2018 with 6,605 respondents.

Average Annual Household Income

Majority of customers earning more than $50k a year


11%
33%
56%
$0-$49k
$50k-$99k
$100k+

Based on email survey of Blue Apron account holders conducted in April 2018 with 1,074 respondents.


81%
of orders are 2-person plans

19% are family plans

Based on the number of orders in 2018 per plan type.

Gender

Blue Apron account managers tend to be female, but we know that Blue Apron is often shared between partners


17%
82%
Male
Female

Based on email survey of Blue Apron account holders conducted in April 2018 with 1,074 respondents.
NOTE: Does not add up to 100% because 1% identify as non-binary

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POWERFUL CONSUMER PRODUCTS PORTFOLIO, MEETING CONSUMERS ON THEIR TERMS IN MULTI-PRODUCT, MULTI-CHANNEL ENVIRONMENT



Direct-to-Consumer
Access to broadest assortment of original recipes through customized two-serving or family meal offerings.


Blue Apron

Retail
Brick-and-mortar offering that allows consumers to conveniently and impulsively engage with the brand



MARKET
Curated marketplace featuring exclusive Blue Apron branded products and home cooking essentials recommended by our Culinary team.



WINE
Monthly wine offering featuring high-quality, proprietary wines, bottled in ideal weeknight portions (500ml bottles).


Blue Apron

On-Demand
Selection of a la carte meals that dynamically serve the lifestyle of metropolitan consumers with same-day or next-day delivery.

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Our Foundation

IN T E G R A T E D E C O S Y S T E M Our supply-demand coordination activities – demand planning, recipe creation, recipe merchandising, fulfillment operations, and marketing – drive our end-to-end value chain Work closely with suppliers to source high-quality, unique ingredients that meet our quality standards at efficient costs Intelligently design culinary-driven recipes using fresh, seasonal ingredients Create supplementary in-box and digital content for an incredible and empowering kitchen experience Flex operating platform That can accommodate different product and channels and adapt to variations in customer demand and supply Leverage data and analytics tools to help us forecast demand and make purchasing decisions accordingly Utilize insights from customer feedback to optimize our weekly portfolio of recipes to meet even more preferences, needs and lifestyles Package and cost-efficiently deliver to customers nationwide via tech-driven, FDA-regulated fulfillment centers and optimized in-bound and out-bound logistics network 10

' PRODUCTS CUSTOMIZED FOR SPECIFIC LIFESTYLE PREFERENCES Apron Seared Chicken & Goat Cheese Mashed Potatoes with Fig Butter-Glazed Carrots Fresh year, fresh menu options We ore adding one more option and renamin g our classic menus.Here's what you con look forward to: Introducing WW FREESTYLE-We teamed up with WW (Weight Watchers reimagi ned ) to design easy-to-cook reci pes for a healthy lifestyle SIGNATURE - The classic 2 person recipes you know and love SIGNATURE FOR 4 - The classic 4 person recipes you know and love 11 Calabrian Chile Baked Chicken with Oregano Potatoes S E L ECT S T RAT EGIC B RAND PARTNE RS& Lemon-Dressed Broccoli Get Cooking Blue ' 20-UIHUTE f Get a delicious dinner on the 20 minutes with our new fast and for green cook times on ou MEALS table in as little as easy recipes. Just look r site and app. Get Faster Recipes

S E L ECT S T RAT EGIC B RAND PARTNE RS

Our Growth Strategy

STRATEGIC ACTIONS TO ACCELERATE PATH TO PROFITABILITY

PROFITABILITY IN 2019
ON ADJUSTED EBITDA BASIS

SHARPENED FOCUS ON ATTRACTING HIGH AFFINITY CONSUMERS TO DTC BUSINESS

METHODICAL EXPANSION INTO NEW CHANNELS

STRENGTHENING OPERATIONAL CAPABILITIES

HIGHLY DISCIPLINED AND AGILE ORGANIZATION TO DRIVE PRIORITIES FORWARD

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NE A R - TE R M A N D L O N G - TE R M O B J E C TI V E S Continue to execute on our strategy to be multi-channel and multi-product Focusing on personalization and me Leveraging our brand, product expertise and infrastructure flexibility to enter new channels Create additional value for our customers Constantly innovating to design the most unique and special cooking experiences Launching brand partnerships and improving merchandising of weekly recipes Optimize our operational and systems platforms Efficiently delivering our products and services, regardless of delivery method Making the customer experience incredible and seamless whether in the digital or physical world 15 eting customers where they want to be met

OP P OR T U N I T I E S T O E X P A N D I N T O N E W P R OD U C T S A N D C H A N N E L S INDIRECT On-Demand Retail Core Product Expansion Core Product DIRECT 16

STRATEGIC PARTNERSHIPS TO TARGET HEALTH-AND-WELLNESS CONSCIOUS CONSUMERS


WW
x
Blue Apron

Exclusive, national direct-to-consumer partnership with WW to offer a year-round WW Freestyle-inspired menu offering, consisting of a weekly selection of recipes aligning with WW SmartPoints system

Collaboration further expands the reach of the Blue Apron brand to a committed base of health- and wellness-focused consumers while providing WW members with flexible and convenient options for healthy eating

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PRODUCT INNOVATIONS TO REACH CONSUMERS IN NEW WAYS THROUGH DIVERSE CHANNELS


Shop
curated brands
and city essen
all in one plac
jet.com
Blue Apron
KNICK KNACKS
Creamy Shrimp Gnocchi
Chicken Quinoa Bowl

Introducing Blue Apron's most flexible culinary innovation to date, specifically created for online and brick-and-mortar retail

A combination of specialty, pre-portioned, refrigerated ingredients and step-by-step recipes that allow consumers to customize their delicious meal for two with the protein and produce of their choice, all while receiving the quality, flavors and culinary experience that Blue Apron is known for

Differentiated, highly scalable product with appealing benefits to retailers—extended shelf-life and ability to cross-merchandise their own products

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Our Financials

FINANCIAL MODEL: SHARPENED FOCUS, EFFICIENCY GAINS, PATH TO PROFITABILITY

Net Revenue ($M)



$795
$881
$668
2016
2017
2018

Revenue Less COGS Margin[1]



33.0%
28.7%
35.1%
2016
2017
2018

Adjusted EBITDA($M)[2]



($44)
($138)
($61)
2016
2017
2018

Free Cash Flow ($M)[3]



($86)
($277)
($92)
2016
2017
2018

[1] Represents revenue less costs of goods sold excluding depreciation and amortization as a percentage of net revenue.
[2] Adjusted EBITDA is defined as net earnings (loss) before interest income (expense), net, other operating expense, other income (expense), net, benefit (provision) for income taxes, depreciation, amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA.
[3] Free cash flow is defined as as net cash from (used in) operating activities less purchases of property and equipment. See appendix for reconciliation of net cash from (used in) operating activities to free cash flow.

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FINANCIAL MODEL: SHARPENED FOCUS, EFFICIENCY GAINS, PATH TO PROFITABILITY

Net Revenue ($M)



$197
$180
$151
$141
$142
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

Revenue Less COGS Margin[1]



34.2%
35.3%
32.0%
39.2%
41.7%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

Adjusted EBITDA($M)[2]



$9
($8)
($17)
($18)
($19)
Q1 '18
Q2'18
Q3 '18
Q4 '18
Q1 '19

Free Cash Flow($M)[3]



$3
($19)
($23)
($25)
($26)
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19

[1] Represents revenue less costs of goods sold excluding depreciation and amortization as a percentage of net revenue.
[2] Adjusted EBITDA is defined as net earnings (loss) before interest income (expense), net, other operating expense, other income (expense), net, benefit (provision) for income taxes, depreciation, amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA.
[3] Free cash flow is defined as as net cash from (used in) operating activities less purchases of property and equipment. See appendix for reconciliation of net cash from (used in) operating activities to free cash flow.

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KEY QUARTERLY CUSTOMER METRICS

Orders and Average Order Value


$57.23
$58.81
$58.16
$57.99
$56.58
$57.34
$56.79
$58.12
$57.15
4,273
4,033
3,605
3,196
3,474
3,122
2,647
2,418
2,482
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Orders (in thousands)
Average Order Value

Customers and Orders per Customer


4.1
4.3
4.2
4.3
4.4
4.4
4.1
4.3
4.5
1,036
943
856
746
786
717
646
557
550
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Customers (in thousands)
Orders per Customer

NOTE: **Orders** is defined as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. We define **Average Order Value** as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period. We determine our number of **Customers** by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. We define **Orders per Customer** as the number of Orders in a given reporting period divided by the number of Customers in that period.

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FO C U S E D A N D D I S C I P L I N E D M A R K E TI N G S TR A TE G Y Marketing Spend (in $M) and Contribution to Total Marketing Spend $39 $35 $23 $20 $14 % Net Revenue 19.3% 15.4% 14.4% 10.0% Referral Program Online Media Offline Media NOTE: Online Media includes online video, social media, display, search engine marketing, and sponsored content. Offline Media includes national television commercials, direct mail, radio, and podcasts. 23 11% 46% 43% 9% 64% 26% 11% 66% 68% 78% 23%24% 20.0% 9% Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018

STRATEGIC INVESTMENTS FUELING OPERATIONAL EFFICIENCIES

Capital Expenditures ($M)

In 2017, we invested extensively to build our Linden, New Jersey fulfillment center. Linden is our network's largest and now most efficient center.

As announced in January 2019, each fulfillment center achieved certification under the prestigious Safe Quality Food (SQF) Food Safety Code for Manufacturing.

Our capital expenditures in the first quarter was $2M. We reaffirm our anticipated need for limited capital expenditures in foreseeable future.


$63
$124
$15
$2
2016
2017
2018
Q1 2019

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Appendix

RE CO N CI L I A T I O N O F A N N UA L N E T I N CO M E ( L O S S ) T O A DJ US T E D E B I T DA Year Ended December 31, (in thousands) Net income (loss) Share-based compensation 2,965 11,270 16,320 Depreciation and amortization Other operating expense - 12,713 2,170 Interest (income) expense, net Other (income) expense, net - 14,984 - Provision (benefit) for income taxes Adjusted EBITDA $(43,621) $(137,939) $(61,371) 26 10815 88 (25)6,3847,683 8,21726,83834,517 $(54,886)$(210,143)$(122,149) 201620172018

RECONCILIATION OF ANNUAL NET CASH FROM (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW

	Year Ended December 31,		
	2016	2017	2018
	(in thousands)		
Net cash from (used in) operating activities	$(23,545)	$(152,442)	$(76,900)
Purchases of property and equipment	(62,827)	(124,242)	(15,022)
Free Cash Flow	$(86,372)	$(276,684)	$(91,922)

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RE CO N CI L I A T I O N O F Q UA RT E RL Y N E T I N CO M E ( L O S S ) T O A DJ US T E D E B I T DA (in thousands) Net income (loss) Share-based compensation 4,215 4,771 4,569 2,765 2,835 Depreciation and amortization Other operating expense - - - 2,170 230 Interest (income) expense, net Other (income) expense, net - - - - - Provision (benefit) for income taxes Adjusted EBITDA $(17,244) $(17,510) $(18,812) $(7,805) $8,639 28 252219 2213 1,777 1,8481,943 2,1152,232 8,404 8,685 8,5998,829 8,604 $(31,665)$(32,836)$(33,942)$(23,706)$(5,275) Q1 2018Q2 2018Q3 2018Q4 2018Q1 2019

RECONCILIATION OF QUARTERLY NET CASH FROM (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
			(in thousands)		
Net cash from (used in) operating activities	$(20,460)	$(18,143)	$(15,397)	$(22,900)	$5,138
Purchases of property and equipment	(5,077)	(4,575)	(3,251)	(2,119)	(1,734)
Free Cash Flow	$(25,537)	$(22,718)	$(18,648)	$(25,019)	$3,404

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COMPARISON OF BEST CUSTOMERS VERSUS THE REST (AS DISCLOSED NOVEMBER 2018)

Share of Year 1 Cumulative Net Revenue


19%
81%
Customers acquired in Q3 2017
(measured Q3 2017 – Q3 2018)
Top 30%
Bottom 70%

The top 30% of Customers on a net revenue basis account for more than 80% of net revenue in the year after acquisition and have 10x the average revenue per Customer compared to other Customers.

Customer Payback in Year 1


2.5x
0.2x
Customers acquired in Q3 2017
(measured Q3 2017 – Q3 2018)
Top 30%
Bottom 70%
CPC Breakeven

The Net Contribution of the top 30% of Customers on a net revenue basis pays back the Cost per Customer in less than six months and significantly outperforms the Net Contribution of other Customers. For example, for Customers acquired in the third quarter of 2017, the Net Contribution for the top 30% of Customers a year after acquisition is 2.5x the Cost per Customer compared to 0.2x for other Customers.

NOTE: The Q3 2017 acquisition cohort represents the most recently completed 52 week cohort and is presented to demonstrate the comparison of the top 30% of Customers versus other Customers. The presented cohort is representative of the share of year 1 cumulative net revenue of the top 30% and bottom 70% of Customers of recent quarterly cohorts beginning in Q1 2017. The Customer payback in the year after acquisition has extended in recent cohorts as increases in the Net Contribution per Customer have been more than offset by increases in the Cost per Customer.

Cost per Customer, or **CPC**, is calculated as cumulative marketing expenses for the third quarter of 2017, divided by the total number of Customers acquired during such period. **Net Contribution** is calculated as the difference between the net revenue associated with Orders by such Customers occurring in the cohort minus the cost of goods sold, excluding depreciation and amortization, associated with such Orders. To do so, we use the average cost of goods sold, excluding depreciation and amortization, for the period in which such Orders occurred. We determine the number of **Customers** acquired by counting the total number of individual customers who have purchased their first Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms during the third quarter of 2017. **Orders** is defined as the number of paid orders by our Customers acquired in the third quarter of 2017 across our meal, wine and market products sold on our e-commerce platforms, inclusive of orders that may have eventually been refunded or credited to Customers.

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